RPC, Inc. Investor Overview
February 11, 2019

RES LISTED NYSE

RPC
An Oil & Gas Services Company

Forward-Looking Statement Disclosure

Certain statements and information included in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including all statements that look forward in time or express management's beliefs, expectations or hopes. In particular, such statements include, without limitation, that we are pleased with our prospects for the immediate future, and that we have indications of strong customer activity through the beginning of 2018. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of RPC to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause the actual results to differ materially from management's projections, forecasts, estimates and expectations is contained in RPC's Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2017.

RPC has used the non-GAAP financial measure of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in this presentation. EBITDA should not be considered in isolation or as a substitute for operating income, net income or other performance measures prepared in accordance with GAAP. RPC uses EBITDA as a measure of operating performance because it allows us to compare performance consistently over various periods without regard to changes in our capital structure. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Set forth in Appendix A is a reconciliation of EBITDA with Net Income, the most comparable GAAP measure. This reconciliation also appears on RPC's investor website, which can be found on the Internet at www.rpc.net.

Corporate Profile

RPC
An Oil & Gas Services Company

NYSE: RES. Publicly-traded since 1984	RES LISTED NYSE
Recent Share Price (February 2019)	$ 11.04
Annual Dividend Yield	3.6%
Market Capitalization	$2.4 Billion
Average Daily Volume (YTD)	2,207,000
Large Insider Ownership	

- Provider of Oilfield Completion, Workover and Rental Services
- Primarily U.S., Land-Based
- Conservative Capitalization, High Returns on Invested Capital

CUDD ENERGY SERVICES THRU TUBING SOLUTIONS BRONCO OILFIELD SERVICES PATTERSON SERVICES PATTERSON WCS EPI

Why RPC?

- **Operational Focus and Tenured Management**
- **Long-Term Focus. 20-Year Revenue and Net Income Compounded Growth Rates of 13%**
- **Proven ability to manage through the oilfield cycles and allocate capital**
- **Strong presence in the Permian Basin**
- **Services that are leveraged to service-intensive completions**

Combined, these factors have generated superior shareholder returns

RPC has Maintained Peer-Leading Balance Sheet Strength with a Debt-Free Capital Structure



35%
30%
25%
20%
15%
10%
5%
0%
Average Peer Debt-to-Total Cap Ratio *

- BAS, CJ, FRAC, FTSI, LBRT, OIS, PTEN, PUMP, SPN, TUSK, 9/30/18. LBRT 12/31/18.

(Source: FactSet, company filings)

RPC has generated positive operating cash flow for the past 17 years



$600
$500
$400
$300
$200
$100
$0
Operating Cash Flow ($ millions)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
Average U.S. Domestic Rig Count
2001
2004
2007
2010
2013
2016

Fourth Quarter 2018 Financial Highlights

Key Financial Results ($ millions)

Revenues:	**$ 376.8**	**Operating Profit:**	**$ 19.7**
Net Income:	**$ 13.4**	**EBITDA:**	**$ 61.7**

Q4 2018 Compared to Q3 2018

- Revenues decreased by 14.4%. EBITDA decreased by 36.9%
- Operating Profit decreased 64.0%

Balance Sheet Highlights

- Debt-Free. $116.3 million in cash.
- Declared $0.10 regular quarterly and $0.07 special year-end cash dividends.

Responsible Stewardship of Our Shareholders' Cash


RPC Summarized Cash Flows 2006 - 2018
($ 000's)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Beginning Cash
Operating Cash Flow
Other Financing
Net Capex
Dividends Paid
Net Repurchase of Stock
Ending Cash

Between the Beginning of 2006 and the end of 2018, RPC borrowed as much as $225 million. RPC has repaid that entire amount, returned $970 million to shareholders in the form of dividends and share repurchases, and at the end of 2018 had $116 million in cash on the balance sheet.

Return on Invested Capital *



50%
40%
30%
20%
10%
0%
(10%)
RPC
Peers **
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

* Calculated using cash flow from operations and average invested capital

** BAS, PTEN, SPN, 2006-2007. BAS, CJ, KEG, SPN, PTEN, 2008-2014. BAS, CJ, FRAC, FTSI, KEG, QES, PTEN, SPN, TUSK, 2015 BAS, CJ, FRAC, FTSI, LBRT, PTEN, QES, SPN, TUSK, 2017

Geographic Presence Within U.S. Basins

RPC An Oil & Gas Services Company


RPC Revenues and U.S. Well Completions By Basin
12 months ended 12-31-2018
40%
35%
30%
25%
20%
15%
10%
5%
0%
RPC Rev.
2018 Well Completions
Permian
Mid Con
Rockies
Bakken
Haynesville / E. TX
Marcellus
Other US *
International

* Other US includes GOM, other markets NOC.

- *RPC is well-established in the Permian, Mid Continent, Haynesville / E. TX.*
- *Opportunities to grow in the Rockies.*
- *The Marcellus and Utica Shales may be an opportunity in the future.*

CUDD ENERGY SERVICES THRU TUBING BRONCO OILFIELD SERVICES PATTERSON SERVICES PATTERSON WCS EPI

Approximate Pressure Pumping Fleet Distribution

RPC
An Oil & Gas Services Company


Pressure Pumping Fleet Distribution (HP)
First Quarter 2019
60%
50%
40%
30%
20%
10%
0%
Permian *
Haynesville / E. TX
Eagle Ford
Mid Continent
Bakken

* Includes two vertical fleets.

RPC's Near-Term Focus



- **Pressure Pumping Utilization.**
- **Coiled Tubing Newbuilds.**
- **Appropriate Pressure Pumping Fleet Additions.**

Pressure Pumping



- Well-maintained, high quality fleet concentrated in service-intensive oilfield basins
- Fleet assessment process has efficiently refined maintenance procedures
- Demonstrated ability to operate efficiently and effectively in an environment of increasing activity levels
- Re-purposing older equipment to vertical fleets and pump-down

ThruTubing Solutions



- ThruTubing Solutions (Downhole tools and motors) provides services used in unconventional completion operations
- Specializes in accomplishing multi-stage completions in unconventional wells.
- Significant revenue growth during past decade
- Continuous innovation in specialized completion space

Coiled Tubing


CUDD

- 11 units of 2 3/8” or greater in diameter for completion applications.
- Approximately 27 smaller units for workover.
- Adding 8 new 2 5/8” units in 2019.
- Projected to improve market share significantly in the large diameter CT market.

Other Support Services



Rental Tools

- Rents a variety of tools and products required during drilling or re-entering a well
- 2% market share



Patterson Tubular Services

- Provides logistics, inspection, storage and maintenance services of OCTG for major operators and pipe supply companies
- Acknowledged industry leader in the development and use of full-body, phased-array ultrasonic inspection systems
- Two Gulf Coast locations with barge and rail access
- Steady, counter-cyclical source of revenues and profits

Other Workover Services

RPC An Oil & Gas Services Company

Nitrogen

- Used in a variety of oilfield applications and several non-oilfield industrial uses

Snubbing / Hydraulic Workover

- Allows workover work to be performed on live wells

Well Control

- Worldwide provider of blowout and well control services
- Also provides pre-event contingency planning and well inspections



CUDD ENERGY SERVICES THRU TUBING SOLUTIONS BRONCO OILFIELD SERVICES PATTERSON SERVICES PATTERSON WELL CONTROL SCHOOL WCS EPI

Contact Us



Operational Headquarters:
The Woodlands, Texas (above)
Corporate Headquarters:
2801 Buford Highway NE, Suite 520
Atlanta, GA 30329
(404) 321-2140

irdept@rpc.net
www.rpc.net

Appendix A

RPC has used the non-GAAP financial measure of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in these discussion materials. EBITDA should not be considered in isolation or as a substitute for operating income, net income or other performance measures prepared in accordance with U.S. GAAP. RPC uses EBITDA as a measure of operating performance because it allows us to compare performance consistently over various periods without regard to changes in our capital structure. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Set forth below is a reconciliation of EBITDA with Net Income, the most comparable GAAP measure. This reconciliation also appears on RPC's investor website, which can be found on the Internet at www.rpc.net.

Periods ended, (Unaudited)	Three Months Ended			Twelve Months Ended	
(In thousands)	**December 31, 2018**	September 30, 2018	December 31, 2017	**2018**	2017
Reconciliation of Net Income to EBITDA					
Net Income	$ **13,362**	$ 49,967	$ 57,703	$ **175,402**	$ 162,511
Add:					
Income tax provision	**6,477**	5,506	5,688	**45,878**	70,305
Interest expense	**121**	150	104	**489**	426
Depreciation and amortization	**42,553**	42,993	38,024	**163,120**	163,537
Less:					
Interest income	**783**	783	466	**2,426**	1,494
EBITDA	$ **61,730**	$ 97,833	$ 101,053	$ **382,463**	$ 395,285